UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      April 13, 2004

I-FLOW CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18338	33-0121984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Windrow Drive
Lake Forest, CA 92630
(Address of Principal Executive Offices, including Zip Code)

(949) 206-2700
(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure
Item 7. Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1

Item 5. Other Events and Required FD Disclosure

     On December 24, 2003, I-Flow Corporation (the “Company”) filed, pursuant to Rule 415 under the Securities Act of 1933, as amended, a registration statement on Form S-3 (File No. 333-111573), including a prospectus, which, as amended, was declared effective on February 17, 2004.

     On April 13, 2004, the Company entered into an underwriting agreement, pursuant to which it agreed to sell 2,600,000 shares of its common stock in an underwritten public offering. The Company also granted the underwriters an option, exercisable within 30 days of the date of the prospectus supplement, to purchase up to an additional 390,000 shares of Company common stock to cover over-allotments. On April 14, 2004, the Company filed a Prospectus Supplement, dated April 13, 2004, relating to the underwritten public offering of the shares.

Item 7. Exhibits.

     (c) Exhibits:

     The following exhibits are filed with this Report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 13, 2004

5.1	Opinion of Gibson, Dunn & Crutcher LLP regarding the legality of the shares

23.1	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.1)

99.1	Press Release, dated April 13, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2004
I-FLOW CORPORATION

	By:	/s/ Donald M. Earhart
Donald M. Earhart
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 13, 2004

5.1	Opinion of Gibson, Dunn & Crutcher LLP regarding the legality of the shares

23.1	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.1)

99.1	Press Release, dated April 13, 2004